EXHIBIT 10.17

                                Alamo Group Inc.
                           750 E. Mulberry, Suite 401
                              San Antonio, TX 78212


                                                               February 23, 1999

WEC Company
c/o Madison Dearborn Partners, Inc.
Three First National Plaza,  Suite 3800
Chicago, IL   60602


Gentlemen:

    Reference is made to that certain Amended and Restated Agreement and Plan of Merger dated as of September 4, 1998 by and among Alamo Group Inc., a Delaware corporation ("Alamo"), WEC Company, a Delaware corporation ("WEC") and AGI Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of WEC ("AGI") (the "Merger Agreement"). Alamo, WEC and AGI hereby terminate the Merger Agreement pursuant to, and in accordance with, Section 8(a)(i) thereof effective as of the date hereof.


                                                 Alamo Group Inc.
                                                 a Delaware corporation


                                                 By:  /S/ DONALD J. DOUGLASS
                                                 Name:   Donald J. Douglass
                                                 Title:  Chairman and Chief
                                                         Executive Officer


Agreed and Accepted as of
the date written above.

WEC Company,                                     AGI Acquisition Corp.
a Delaware corporation                           a Delaware corporation


By:  /S/ PAUL WOOD                               By:  /S/ PAUL WOOD
Name:   Paul Wood                                Name:   Paul Wood
Title:  Chairman                                 Title:  Chairman